SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 08, 2003

ViroPharma Incorporated

(Exact name of issuer as specified in charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

405 EAGLEVIEW BOULEVARD

EXTON, PENNSYLVANIA 19341

(Address of principal executive offices)

(610) 458-7300

(Registrant’s telephone number, including area code)

Item 5 - Other Events.

As is more fully described in the attached press release that is incorporated herein by reference, on August 11, 2003, ViroPharma Incorporated announced it Licenses Rights from GlaxoSmithKline for Product Candidate for Cytomegalovirus (CMV) in Immunocompromised Patients.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description

99	ViroPharma Incorporated Press Release dated August 11, 2003

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: August 12, 2003	By:	/s/ THOMAS F. DOYLE
Thomas F. Doyle Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description

99	ViroPharma Incorporated Press Release dated August 11, 2003